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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A
                                (Amendment No. 1)

                             AMENDED CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of report (Date of earliest event reported): June 26, 2003


                         THE ELDER-BEERMAN STORES CORP.
             (Exact Name of Registrant as Specified in Its Charter)


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
           Ohio                      0-02788              31-0271980
(State or Other Jurisdiction       (Commission         (I.R.S. Employer
    of Incorporation)              File Number)       Identification No.)
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                                3155 El-Bee Road
                               Dayton, Ohio 45439
          (Address, including Zip Code, of Principal Executive Offices)


                                  937-296-2700
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE.

         On June 26, 2003, The Elder-Beerman Stores Corp. issued a press release announcing the execution of an Agreement and Plan of Merger with Wright Holdings, Inc. and Wright Sub, Inc. The text of the release is filed as Exhibit
99.1 to this Form 8-K, and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         2.1 Agreement and Plan of Merger, dated June 26, 2003, by and among The Elder-Beerman Stores Corp., Wright Holdings, Inc. and Wright Sub, Inc. (incorporated by reference to Exhibit 2.1 of the Current Report on Form 8-K of The Elder-Beerman Stores Corp. filed with the SEC on June 26, 2003)

         2.2 List briefly identifying the contents of all omitted schedules to the Agreement and Plan of Merger, dated June 26, 2003, by and among The Elder-Beerman Stores Corp., Wright Holdings, Inc. and Wright Sub, Inc.

         99.1 Press release, dated June 26, 2003 (incorporated by reference to Exhibit 99.1 of the Current Report on Form 8-K of The Elder-Beerman Stores Corp. filed with the SEC on June 26, 2003)

         The schedules attached to Exhibit 2.1 have been omitted pursuant to
Item 601(b)(2) of Regulation S-K. Copies of these schedules will be provided to the Securities and Exchange Commission upon request. A list briefly identifying the contents of all omitted schedules to Exhibit 2.1 has been filed as Exhibit
2.2 hereto.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.


                              THE ELDER-BEERMAN STORES CORP.


Date: September 4, 2003       By: /s/ Edward A. Tomechko
                              ------------------------------------------
                              Name: Edward A. Tomechko
                              Title: Executive Vice President - Chief Financial
                              Officer, Treasurer and Secretary


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                                  EXHIBIT INDEX

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
Exhibit
Number            Exhibit Description
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
2.1 Agreement and Plan of Merger, dated June 26, 2003, by and among The Elder-Beerman Stores Corp., Wright Holdings, Inc. and Wright Sub, Inc. (incorporated by reference to Exhibit 2.1 of the Current Report on Form 8-K of The Elder-Beerman Stores Corp. filed with the SEC on June 26,
         2003)

2.2 List briefly identifying the contents of all omitted schedules to the Agreement and Plan of Merger, dated June 26, 2003, by and among The Elder-Beerman Stores Corp., Wright Holdings, Inc. and Wright Sub, Inc.

99.1     Press release, dated June 26, 2003 (incorporated by reference to
         Exhibit 99.1 of the Current Report on Form 8-K of The Elder-Beerman Stores Corp. filed with the SEC on June 26, 2003)

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